Exhibit 99.2

Revance Appoints Biotech and Pharmaceutical Executive, Olivia C. Ware, and Fintech and Payments Thought Leader and Entrepreneur, Carey O’Connor Kolaja, to its Board of Directors

NASHVILLE, Tenn.--(BUSINESS WIRE)—February 22, 2021-- Revance Therapeutics, Inc. (Nasdaq: RVNC), a biotechnology company focused on innovative aesthetic and therapeutic offerings, today announced the appointment of accomplished biotech and pharmaceutical executive, Olivia C. Ware, and fintech and payments thought leader and entrepreneur, Carey O’Connor Kolaja, to its Board of Directors. The appointments will be made effective on March 1, 2021 for Ms. Kolaja and March 6, 2021, for Ms. Ware.

“As we continue to grow and evolve our company strategy, it is critical that we expand the focus and expertise of our board. Olivia’s extensive background in drug portfolio and program management and Carey’s deep experience in fintech and payments strategy and execution will be invaluable to the board and our organization. We welcome Olivia and Carey to the Revance team and look forward to working with them on our strategic growth initiatives for our aesthetics and therapeutics franchises,” said Mark J. Foley, President and Chief Executive Officer of Revance.

The company also announced that long-standing directors Phyllis Gardner and Robert “Bob” Byrnes have decided that they will be retiring from the board and will not stand for re-election at the company’s 2021 Annual Meeting of Stockholders as part of the company’s 12-year director tenure policy. While the board values director tenure and board continuity, it is also committed to facilitating board refreshment and enhancing diversity. The director tenure policy, established in 2020, aims to ensure that the evolving needs of the board are met with fresh perspectives, skills and reflect broader representation.
“Phyllis and Bob have been outstanding members of the board and were instrumental in guiding Revance through its evolution for more than a decade,” said Angus C. Russell, Chairman of the Board. “Their contributions will benefit Revance for years to come and on behalf of the entire board, we express our sincere appreciation to Phyllis and Bob for their wisdom, counsel and service.”

Ms. Ware brings over 20 years of experience in biotech and pharmaceutical drug development, commercialization and healthcare management, with a long track-record of building and launching drugs, portfolio management, and directing programs at all phases of development. As a Senior Vice President at Principia Biopharma, Ms. Ware is the BTK Franchise Head and is also responsible for the Team Leadership and Portfolio Analytics functions. Prior, Ms. Ware led commercial, team leadership and product development at Genentech, and was integral to the launch of several of the world’s largest revenue generating drugs, including Rituxan®, Herceptin®, Avastin® and Lucentis®. In addition, Ms. Ware held leadership positions at Proteus Digital Health, CytRx and Baxter Healthcare Corporation. Her expertise also includes developing managed care, pricing and contracting strategy; developing marketing programs for field-based sales teams; and establishing, growing and optimizing organizations for long-term success.

Ms. Ware is President of Davidson College Board of Visitors and member of the Davidson Board of Trustees. She graduated from Davidson College and received her MBA from the University of North Carolina at Chapel Hill.

Ms. Kolaja has been a thought leader and executive in the financial services and payment industry for 25 years, helping businesses develop product strategy, optimize operations and drive growth. She is currently the CEO of AU10TIX, the global leader in automated identity intelligence and cyber fraud prevention. Prior, Ms. Kolaja was

1222 Demonbreun St, Suite 1001 Nashville TN 37203
Phone number: +1 510.742.3400 // Revance.com

the Global Chief Product Officer at Citi Fintech and Vice President of Global Consumer Products at PayPal. In these roles she led international teams to design, deploy, and operate global fintech and payments products. Ms. Kolaja is an author and has been featured on FOX Business, CNBC, and industry publications. She was named one of The Top 10 Women in Fintech by Fintech Magazine in 2020 and was recognized by Innotribe as one of the leading Women in Fintech bridging the gender gap.

Ms. Kolaja is currently the Chairman of Everest Effect, a crisis recovery platform, and a board member for Waves for Water, an international non-profit that aims to expand the availability of clean water around the world. She is a graduate of the University of Indiana Business School, with a BS in Business, and a graduate of the executive program of Stanford University.

About Revance Therapeutics, Inc.

Revance Therapeutics, Inc. is a biotechnology company focused on innovative aesthetic and therapeutic offerings, including its next-generation neuromodulator product, DaxibotulinumtoxinA for Injection. DaxibotulinumtoxinA for Injection combines a proprietary stabilizing peptide excipient with a highly purified botulinum toxin that does not contain human or animal-based components. Revance has successfully completed a Phase 3 program for DaxibotulinumtoxinA for Injection in glabellar (frown) lines and is pursuing U.S. regulatory approval. Revance is also evaluating DaxibotulinumtoxinA for Injection in the full upper face, including glabellar lines, forehead lines and crow’s feet, as well as in two therapeutic indications - cervical dystonia and adult upper limb spasticity. To accompany DaxibotulinumtoxinA for Injection, Revance owns a unique portfolio of premium products and services for U.S. aesthetics practices, including the exclusive U.S. distribution rights to the RHA® Collection of dermal fillers, the first and only range of FDA-approved fillers for correction of dynamic facial wrinkles and folds, and the HintMD fintech platform, which includes integrated smart payment, subscription and loyalty digital services. Revance has also partnered with Viatris (formerly Mylan N.V.) to develop a biosimilar to BOTOX®, which would compete in the existing short-acting neuromodulator marketplace. Revance is dedicated to making a difference by transforming patient experiences. For more information or to join our team visit us at www.revance.com.

“Revance Therapeutics” and the Revance logo are registered trademarks of Revance Therapeutics, Inc.
Resilient Hyaluronic Acid® and RHA® are trademarks of TEOXANE SA.
BOTOX® is a registered trademark of Allergan, Inc.

Forward-Looking Statements
Any statements in this press release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, events, circumstances, or achievements reflected in the forward-looking statements will ever be achieved or occur.
Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties relate to a variety of economic, competitive, commercial, social, regulatory and operational factors. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this report may be found in our periodic filings with the Securities and Exchange Commission (SEC), including factors described in the section entitled “Risks Factors” on our Form 10-Q filed with the SEC on November 9, 2020. The forward-

1222 Demonbreun St, Suite 1001 Nashville TN 37203
Phone number: +1 510.742.3400 // Revance.com

looking statements in this report speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.
“Revance Therapeutics” and the Revance logo are registered trademarks of Revance Therapeutics, Inc.

Investors
Revance Therapeutics, Inc.:
Jessica Serra, 626-589-1007
jessica.serra@revance.com

or

Gilmartin Group, LLC.:
Laurence Watts, 619-916-7620
laurence@gilmartinir.com

Media
Revance Therapeutics, Inc.:
Sara Fahy, 949-887-4476
sfahy@revance.com

or
General Media:
Goodfuse:
Jenifer Slaw, 347-971-0906
jenifer.slaw@goodfuse.com

or
Trade Media:
Nadine Tosk, 504-453-8344
nadinepr@gmail.com

Source: Revance Therapeutics, Inc.

1222 Demonbreun St, Suite 1001 Nashville TN 37203
Phone number: +1 510.742.3400 // Revance.com